Exhibit 32.1

                Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
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In connection with the periodic report of Verint Systems Inc. (the "Company") on Form 10-Q for the period ended October 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Dan Bodner, as Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for the purposes of 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.


Dated:  December 12, 2003



                                                        /s/  Dan Bodner
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                                                        Dan Bodner
                                                        Chief Executive Officer